UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________

SCHEDULE 14A

______________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
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Zedge, Inc.
(Name of Registrant as Specified in Its Charter)

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ZEDGE, INC.
1178 Broadway, 3rd Floor #1450
New York, New York 10001
(330) 577-3424

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	12:00 p.m., Eastern Standard Time, on Wednesday, January 12, 2022
PLACE:	Insperity Conference Room, 200 Liberty St, Suite 2601, New York, New York 10281
ITEMS OF BUSINESS:	1. To elect six directors, each for a term of one year.

2.      To approve an amendment to the Zedge, Inc. 2016 Stock Option and Incentive Plan that will: (a) increase the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 325,000; and (b) change the automatic grant to independent, non-employee directors to the number of fully vested restricted shares of the Company’s Class B common stock with a value of $30,000, to be paid in arrears on each January 5th.

3. To conduct an advisory vote on executive compensation.
4. To conduct an advisory vote on frequency of future advisory votes on executive compensation.
5. To transact other business as may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof.
RECORD DATE:	You can vote if you were a stockholder of record as of the close of business in New York, New York on November 16, 2021.
PROXY VOTING:	You can vote either in person at the Annual Stockholders Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”
ANNUAL STOCKHOLDERS MEETING IN-PERSON ADMISSION:

If you were a stockholder of record as of November 16, 2021, a form of personal photo identification must be presented in order to be admitted to the Annual Stockholders Meeting along with a COVID-19 vaccination record card from the Center for Disease Control and Prevention (“CDC”), or proof of a negative COVID-19 test result (PCR or antigen) from within 24 hours of the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other written proof of ownership as of November 16, 2021 with you to the Annual Stockholders Meeting, as well as a form of personal photo identification and a COVID-19 vaccination record card from the CDC or proof of a negative COVID-19 test result (PCR or antigen) from within 24 hours of the Annual Meeting.

The Company requests that any stockholder seeking to attend the Annual Stockholders Meeting in person first email the Company’s investor relations department at ir@zedge.net to RSVP.

ANNUAL STOCKHOLDERS MEETING DIRECTIONS:	You may request directions to the Annual Stockholders Meeting via email at ir@zedge.net or by calling Zedge Investor Relations at (330) 577-3424.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ZEDGE, INC. ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JANUARY 12, 2022:
The Notice of Annual Meeting of Stockholders and Proxy Statement and the 2021 Annual Report are available at:
http://investor.zedge.net/

BY ORDER OF THE BOARD OF DIRECTORS

Joyce J. Mason
Corporate Secretary

New York, New York
November 24, 2021

ZEDGE, INC.
1178 Broadway, 3rd Floor #1450
New York, New York 10001
(330) 577-3424
________________________

PROXY STATEMENT

________________________

GENERAL INFORMATION

Introduction

This Proxy Statement is furnished to the stockholders of record of Zedge, Inc., a Delaware corporation (the “Company” or “Zedge”), as of the close of business in New York, New York on November 16, 2021, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Stockholders Meeting”). The Annual Stockholders Meeting will be held on Wednesday, January 12, 2022 at 12:00 p.m., Eastern Standard Time, in the Insperity Conference Room, 200 Liberty St, Suite 2601, New York, New York 10281. The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), and Class B common stock, par value $0.01 per share (“Class B Common Stock”), present at the Annual Stockholders Meeting or represented by the proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Stockholders Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about December 2, 2021.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Stockholders Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Stockholders Meeting to the beneficial owners of Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business in New York, New York on November 16, 2021 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Stockholders Meeting. As of the close of business on the Record Date, the Company had 14,386,064 shares outstanding and entitled to vote at the Annual Stockholders Meeting, consisting of 524,775 shares of Class A Common Stock and 13,861,289 shares of Class B Common Stock.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How do I Vote?

You can vote either in person at the Annual Stockholders Meeting or by proxy without attending the meeting.

Beneficial holders of Class A Common Stock and Class B Common Stock as of the close of business in New York, New York on the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Stockholders Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Stockholders Meeting: on the Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Stockholders Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not properly revoked prior to the meeting will be voted at the Annual Stockholders Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Stockholders Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the Securities and Exchange Commission (the “SEC”), the Board of Directors did not know of any other matter to be raised at the Annual Stockholders Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Stockholders Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Corporate Secretary), 1178 Broadway, 3rd Floor #1450, New York, New York 10001, a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Stockholders Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Stockholders Meeting.

Quorum and Vote Required

The presence at the Annual Stockholders Meeting of a majority of the voting power of outstanding Class A Common Stock and Class B Common Stock (voting together as a single class), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Stockholders Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Stockholders Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power of shares that are voted on a relevant proposal at the Annual Stockholders Meeting will be required for the approval of the election of any director (Proposal No. 1), the amendment to the Company’s 2016 Stock Option and Incentive Plan, as amended and restated (the “2016 Plan”) (Proposal No. 2), and the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 3). This means that the number of votes cast “for” a director nominee or “for” Proposals No. 2 and 3 must exceed the number of votes cast “against” that director nominee or Proposals No. 2 or 3, respectively. Abstentions are not counted as votes “for” or “against” a director nominee or Proposals No 3 or 4. Abstentions are counted as a vote “against” Proposal No. 2. Proposal No. 4 asks stockholders to express a preference, on an advisory basis, among three possible choices — as to whether future advisory votes on executive compensation should be held every year, every two years, or every three years. Accordingly, abstentions will not be counted as expressing any preference. This advisory vote is non-binding on the Board, but the Board will give careful consideration to the voting results on this proposal and expects to be guided by the alternative that receives the greatest number of votes, even if that alternative does not receive a majority of the votes cast.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Stockholders Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE American. In the event of a broker non-vote with respect to any proposal coming before the Annual Stockholders Meeting or in the event of an abstention with respect to Proposals No. 1, 3 or 4, the shares represented by the relevant proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated.

If you are a beneficial owner whose shares are held of record by a broker, your broker does not have discretionary authority to vote on the election of directors (Proposal No. 1), the adoption of an amendment to the 2016 Plan (Proposal No. 2), the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 3), the advisory vote on the frequency of future advisory votes on executive compensation (Proposal No. 4) or on any stockholder proposal or other matter raised at the Annual Stockholders Meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Stockholders Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, Zedge, Inc., 1178 Broadway, 3rd Floor #1450, New York, New York 10001, or by phone at (330) 577-3424, and we will promptly forward to such stockholder a separate Annual Report and/or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

References to Fiscal Years

The Company’s fiscal year ends on July 31st of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., Fiscal 2021 refers to the fiscal year ended July 31, 2021).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the NYSE American. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the NYSE American’s corporate governance listing requirements available to it because it is a “controlled company”.

In accordance with applicable sections of the NYSE American Company Guide, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Corporate Governance section of our website at http://investor.zedge.net/ZDGE/corporate_governance and which also are available in print to any stockholder upon written request to the Corporate Secretary.

The Company qualifies as a “controlled company” as defined by the NYSE American Company Guide, because more than 50% of the voting power of the outstanding capital stock of the Company is controlled by one individual, Michael Jonas, who serves as our Executive Chairman and Chairman of the Board. Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that the Compensation Committee and Corporate Governance and Nominating Committee be comprised entirely of independent directors, the Board of Directors has determined affirmatively that the Compensation Committee and the Corporate Governance and Nominating Committee are in fact comprised entirely of independent directors. During Fiscal 2020 until November 7, 2019, the Company had a Nominating Committee that was not comprised solely of independent directors; from November 7, 2019 to January 11, 2021, the Company no longer had a Nominating Committee and its directors were nominated by the independent directors. On January 11, 2021, the Company’s Corporate Governance Committee was expanded to be the Corporate Governance and Nominating Committee. Since January 11, 2021, the directors have been nominated by the Corporate Governance and Nominating Committee, including the nominees under “Proposal No. 1 — Election of Directors” below. See “The Corporate Governance and Nominating Committee” section, below.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that 50% or more of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance and Nominating Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Corporate Governance section of our website at http://investor.zedge.net/ZDGE/corporate_governance. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the NYSE American Company Guide definitions of independent, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.      During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.      During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.      (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.      Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.      The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax-exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (a) $200,000 or (b) five percent of the consolidated gross revenues of such other company. The Corporate Governance and Nominating Committee will review the materiality of such relationship to tax-exempt organizations to determine if such director qualifies as independent.

In addition, all members of the Company’s Audit Committee must meet the independence requirements of Section 2014.10A-3 of the Securities Exchange Act of 1934, which are set forth in the Audit Committee Charter.

Based on the review and recommendation of the Corporate Governance and Nominating Committee, the independent directors has determined that each of Mark Ghermezian, Elliot Gibber, Paul Packer and Gregory Suess is independent in accordance with the Corporate Governance Guidelines and the Audit Committee Charter and, thus, that more than 50% of the current Board of Directors, more than 50% of the director nominees, and each member or nominee intended to become a member of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, is independent.

As used herein, the term “non-employee director” shall mean any director who is not an employee or consultant of the Company, and who is deemed to be independent by the Board of Directors. Therefore, neither Howard S. Jonas nor Michael Jonas is a non-employee director.

The Corporate Governance and Nominating Committee considered the following when determining independence:

(a)     Elliot Gibber’s role and compensation as the Company’s Interim Chief Executive Officer from November 7, 2019 to August 5, 2020. In addition, an entity controlled by Mr. Gibber leases commercial space from Rafael Holdings, Inc. at fair market value. Howard S. Jonas serves on the boards of directors of both the Company and Rafael Holdings, Inc. The Corporate Governance and Nominating Committee determined that his role as Interim Chief Executive Officer and the leasing of rental space from Rafael Holdings, Inc. does not impinge on Mr. Gibber’s independence in his service as a director.

(b)    Activist Artists, which is 33.4% owned by Greg Suess, has a referral agreement with the Company through which the Company paid Activist Artists $41,250 in Fiscal 2021. The Company and Activist Artist entered into an amended retainer agreement on August 1, 2020, pursuant to which the Company pays Activist Artists $3,750 per month, plus possible commissions. The Corporate Governance and Nominating Committee determined that this referral agreement does not impinge on Mr. Suess’ independence in his service as a director.

Director Selection Process

The Corporate Governance and Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board, whose contact information is provided below under the heading “Director Communications.” The nominees under “Proposal No. 1 — Election of Directors” were nominated by the Corporate Governance and Nominating Committee. See “The Corporate Governance and Nominating Committee” section, below.

The Corporate Governance and Nominating Committee consider candidates suggested by its members, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 — Election of Directors” below, an overview of each nominee’s experience, qualifications, attributes and skills is provided that led the Corporate Governance and Nominating Committee to determine that each nominee should serve as a director.

Director Communications

Stockholders and other interested parties may communicate with (i) the Board of Directors, by contacting the Chairman of the Board; (ii) the non-employee directors by contacting the Lead Independent Director (currently Mark Ghermezian), and (iii) the Audit, Compensation or Corporate Governance and Nominating Committees of the Board of Directors by contacting the respective Chairs of such committees. All communications should be in writing, should indicate in the address whether it is intended for the Chairman of the Board, the Lead Independent Director, or a Committee Chair, and should be directed care of Zedge, Inc.’s Corporate Secretary, Stockholder Communications, Zedge, Inc., 1178 Broadway, 3rd Floor #1450, New York, New York 10001.

The Corporate Secretary will relay correspondence (i) intended for the Board of Directors, to the Chairman of the Board, who will, in turn, relay such correspondence to the entire Board of Directors, (ii) intended for the non-employee directors to the Lead Independent Director, and (iii) intended for the Audit, Compensation, and Corporate Governance and Nominating Committees to the Chairs of such committees.

The Corporate Secretary may filter out and disregard (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that is described by one of the following categories:

•        Obscene materials

•        Unsolicited marketing or advertising material or mass mailings

•        Unsolicited newsletters, newspapers, magazines, books and publications

•        Surveys and questionnaires

•        Resumes and other forms of job inquiries

•        Requests for business contacts or referrals

•        Material that is threatening or illegal

•        Any communications or materials that are not in writing

In addition, the Corporate Secretary may handle in his or her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•        Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

•        Routine invoices, bills, account statements and related communications that can be appropriately addressed by management

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

On May 23, 2016, each of Michael Jonas, Howard S. Jonas and Mark Ghermezian was elected as a director and continues to serve as a director. Paul Packer was elected as a director on April 1, 2020 and continues to serve as a director. Elliot Gibber and Gregory Suess were elected as directors on August 5, 2020 and continue to serve as directors. Elliot Gibber was also a director from January 17, 2018 until November 7, 2019.

Upon recommendation of the Corporate Governance and Nominating Committee, the Board nominated each of Michael Jonas, Howard S. Jonas, Mark Ghermezian, Elliot Gibber, Paul Packer and Gregory Suess for re-election as a director.

The Board of Directors held eight meetings in Fiscal 2021. In Fiscal 2021, each of the directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.

Directors are encouraged to attend the Company’s annual meeting of stockholders, in person or via video link. All of the current members of the Board of Directors attended the 2021 annual meeting of stockholders via video link.

Board of Directors Leadership Structure and Risk Oversight Role

Our Chairman of the Board, Michael Jonas, provides overall leadership to the Board of Directors. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. The Board has determined that, given Michael Jonas’ leadership skills, relationships with the members of management and other members of the Board, and prior positions where he acted as leader and provided oversight over different bodies, he is well suited to be the Chairman of the Board at the present time. Michael Jonas has been Chairman of the Board since November 14, 2016 and Executive Chairman since October 18, 2017, and also served as Interim Chief Executive Officer from August 31, 2019 until November 7, 2019. Howard S. Jonas, the father of Michael Jonas and current Vice-Chairman of the Board, served as Chairman of the Board from June 2, 2016 until November 14, 2016.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. The risk management oversight roles of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee (each of which is comprised solely of independent directors), discussed below, provide an appropriate and effective balance to the role of the Chairman of the Board. With the oversight of the full Board of Directors, the Company’s management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

The NYSE American Company Guide requires that the non-employee directors of the Company meet at least annually in executive session without the presence of non-independent directors and management. These executive sessions are held at every regularly scheduled meeting of the Board of Directors.

Mr. Ghermezian, an independent director, has served as the “Lead Independent Director” since June 2, 2016.

As stated above, each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee oversees certain aspects of risk management and reports its respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations and security risks. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance and Nominating Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management succession planning.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

The Audit Committee

The Audit Committee currently consists of Messrs. Suess (Chairman), Gibber and Packer. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, http://investor.zedge.net/ZDGE/corporate_governance, and is also available in print to any stockholder upon request to the Corporate Secretary. The principal duties of the Audit Committee under its written charter include: (i) responsibilities associated with our external and internal audit staffing and planning; (ii) accounting and financial reporting issues associated with our financial statements and filings with the SEC; (iii) financial and accounting organization and internal controls; (iv) auditor independence and approval of non-audit services; and (v) “whistle-blower” procedures for reporting questionable accounting and audit practices. The Audit Committee held four meetings during Fiscal 2021.

The Board of Directors has determined that (i) all of the members of the Audit Committee are independent within the meaning of the applicable NYSE American listing standards and the Sarbanes-Oxley Act of 2002, and (ii) Mr. Suess qualifies as an “audit committee financial expert,” as determined by the Board of Directors in accordance with SEC rules.

The Compensation Committee

The Compensation Committee currently consists of Messrs. Gibber (Chairman), Ghermezian and Packer. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, http://investor.zedge.net/ZDGE/corporate_governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the 2016 Plan and its predecessor, the Company’s 2008 Stock Option and Incentive Plan, as amended and restated, and recommending to the Board of Directors the nature and amount of the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee held seven meetings during Fiscal 2021. The Board of Directors has determined that all of the members of the Compensation Committee are independent within the applicable NYSE American listing standards.

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Messrs. Ghermezian (Chairman), Gibber and Packer. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, http://investor.zedge.net/ZDGE/corporate_governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Corporate Governance and Nominating Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance and Nominating Committee reviews (i) the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) any potential conflicts of interest of independent directors, (iii) related person transactions, and (iv) determines director independence, and makes recommendations to the

Board of Directors regarding director independence. The Corporate Governance and Nominating Committee held five meetings in Fiscal 2021. The Board of Directors has determined that all of the members of the Corporate Governance and Nominating Committee are independent within the applicable NYSE American listing standards.

The Corporate Governance and Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors; (ii) recommending candidates to fill new or vacant positions on the Board of Directors; and (iii) conducting appropriate inquiries into the backgrounds of potential candidates.

FISCAL 2021 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for Fiscal 2021 was comprised of cash and equity compensation, consisting of awards of fully vested restricted shares of Class B Common Stock. Mark Ghermezian, Elliot Gibber, Paul Packer and Gregory Suess were the only non-employee directors during Fiscal 2021, all of whom served as non-employee directors during all of Fiscal 2021, except for Messrs. Gibber and Suess who has each served as a non-employee director since August 5, 2020. Each of Messrs. Ghermezian, Gibber, Packer and Suess is a current non-employee director.

From June 12, 2019 until March 10, 2021, independent, non-employee directors were entitled to receive $35,000 per year, paid one-half on each January 5th and one-half on each July 5th for the prior six months, each payable half in cash and half in fully vested restricted shares of Class B Common Stock. On March 10, 2021, the Compensation Committee modified the terms of the automatic annual compensation payable to independent, non-employee directors for 2021 to $50,000, instead of $35,000, to be paid one-half on each January 5th and one-half on each July 5th for the prior six months, each payable half in cash and half in fully vested restricted shares of Class B Common Stock. On October 20, 2021, the Compensation Committee modified the terms of the automatic annual compensation payable to independent, non-employee directors starting in calendar 2022 to $60,000, instead of $50,000, to be paid on each January 5th for the prior 12 months, payable half in cash and half in fully vested restricted shares of Class B Common Stock. See Proposal No. 2, below, for approval of changes to the compensation for independent, non-employee directors.

Payments of non-employee directors’ fees are paid in January and July following attendance of at least 75% of the regularly scheduled Board of Directors meetings during the preceding six-month period, and, when applicable for non-employee directors who joined the Board of Directors in such prior six-month period, are pro-rated based on the calendar quarter in which such director joined the Board of Directors if such director attended at least 75% of the applicable board meetings for such partial period. For any non-employee director who departed from the Board of Directors during the prior six-month period, directors’ fees are paid in January or July, as applicable, and are pro-rated based on the number of calendar quarters that such director was a member of the Board of Directors, if such director attended 75% of the applicable board meetings for such partial period.

The Chairman of the Board may, in his or her discretion, waive the requirement of 75% attendance by a director to receive the bi-annual retainer in the case of mitigating circumstances. Directors are not entitled to additional compensation for serving on committees of the Board of Directors and are not entitled to per-meeting fees.

During Fiscal 2021, pursuant to the 2016 Plan, the Company (i) granted 1,745 fully vested restricted shares of Class B Common Stock and paid $8,750 in cash on January 5, 2021 to each of Messrs. Ghermezian, Gibber, Packer and Suess for service as a non-employee director provided during the last six months of calendar 2020, and (ii) granted 754 fully vested restricted shares of Class B Common Stock and paid $12,500 in cash on July 6, 2021 to each of Messrs. Ghermezian, Gibber, Packer and Suess for service as a non-employee director for service provided during the first six months of calendar 2021. The foregoing does not include compensation paid to Mr. Gibber for services provided to the Company as its Interim Chief Executive Officer during Fiscal 2021, which amounts are described in the “Executive Compensation” section below. In addition, the Company granted 10,619 fully vested restricted shares of Class B Common Stock on October 19, 2020 to Howard S. Jonas for his service as Vice Chairman.

Director Board Retainers

Other than as described above, a retainer is not paid for serving as a non-employee director.

Committee Fees

Non-employee directors do not receive fees for committee service or serving as chairs of committees.

Lead Independent Director

The Lead Independent Director (currently Mr. Ghermezian) does not receive an additional fee for serving in such position.

Fiscal 2021 Director Compensation Table

The following table lists Fiscal 2021 compensation for any person who served as a non-employee director during Fiscal 2021. This table does not include compensation to Howard S. Jonas or Michael Jonas, as they were not non-employee directors and did not receive any compensation for their service as directors other than a grant of 10,619 fully vested restricted shares of Class B Common Stock on October 19, 2020 to Howard S. Jonas for his service as Vice Chairman. This table also does not include compensation paid to Elliot Gibber for his service as Interim Chief Executive Officer from August 1, 2020 through August 5, 2020 as he was not a non-employee director during such period.

Name	Dates of Board Service During Fiscal 2021	Fees Earned or Paid in Cash ($)	Stock Awards ($)		All Other Compensation ($)	Total ($)
Mark Ghermezian	08/01/2020 – 07/31/2021	21,250	21,250	(1)	0	42,500
Elliot Gibber	08/05/2020 – 07/31/2021	21,250	21,250	(1)	0	42,500
Paul Packer	08/01/2020 – 07/31/2021	21,250	21,250	(1)	0	42,500
Gregory Suess	08/05/2020 – 07/31/2021	21,250	21,250	(1)	0	42,500

____________

(1)      Represents the grant date fair value of awards of 1,745 and 754 fully vested restricted shares of Class B Common Stock issued on January 5, 2021 and July 6, 2021, respectively, computed in accordance with FASB ASC Topic 718.

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board of Directors has adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Corporate Governance and Nominating Committee. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also covers transactions which, despite not meeting all of the criteria set forth above, would otherwise be considered material to investors based on qualitative factors, as determined by the Corporate Governance and Nominating Committee with input from the Company’s management and advisors. Transactions that fall within the definition are considered by the Corporate Governance and Nominating Committee for approval or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance and Nominating Committee will decide whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance and Nominating Committee at its next regularly scheduled meeting or to the Chairman of the Corporate Governance and Nominating Committee prior to such meeting. The Corporate Governance and Nominating Committee will evaluate all options available, including revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons; Certain Relationships

There is a father/son relationship between Howard S. Jonas, a director and Vice Chairman of the Board, and Michael Jonas, Chairman of the Board, Executive Chairman and controlling stockholder of the Company. Michael Jonas’ total compensation during Fiscal 2021 is set forth in the Summary Compensation table. On October 19, 2020, Howard S. Jonas received 10,619 restricted shares of Class B Common Stock for his service as Vice Chairman of the Board of Directors of the Company.

The Company and IDT Corporation entered into a Transition Services Agreement (the “TSA”), effective June 1, 2016. Howard S. Jonas is the Vice Chairman of the Board of the Company and the Chairman of the Board of IDT Corporation. Since October 25, 2016, the Company has been controlled by Michael Jonas, the son of Howard S. Jonas. Michael Jonas has been a member of our Board of Directors since May 23, 2016, Chairman of the Board since November 14, 2016 and Executive Chairman since October 18, 2017. Pursuant to the TSA, IDT provides legal services to the Company. The Company paid IDT a total of $113,000 for legal services provided by IDT pursuant to the TSA during Fiscal 2021. In addition, during Fiscal 2021, IDT paid the Company $81,000 for consulting services provided to IDT by a Company employee and $63,000 in commissions paid to a Company employee. As of July 31, 2021, IDT owed the Company $6,000 for services provided by IDT pursuant to the TSA.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Class A Common Stock and Class B Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers (who are listed in the “Executive Compensation” section, below), and (iii) all directors, Named Executive Officers and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of the close of business on November 16, 2021 and all shares are owned directly. Percentage ownership information is based on the following number of outstanding shares: 524,775 shares of Class A Common Stock and 13,861,289 shares of Class B Common Stock. The ownership numbers reported for Michael Jonas assume the conversion of all 524,775 currently outstanding shares of Class A Common Stock (all of which are owned by Michael Jonas) into an equal number of shares of Class B Common Stock.

Name	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Powerδ
Michael Jonas	1,862,498	(1)	12.9%	57.7%
1178 Broadway, 3rd Floor #1450, New York, NY 10001
Jonathan Reich	343,838	(2)	2.4%	*
Yi Tsai	24,702	(3)	*	*
Howard S. Jonas	162,734	(4)	1.2%	*
Mark Ghermezian	32,867	(5)	*	*
Elliot Gibber	196,639	(6)	1.4%	*
Paul Packer	100,940	(7)	*	*
Gregory Suess	2,499	(8)	—	—
All directors, Named Executive Officers and other executive officers as a group – 8 persons)	3,251,492	(9)	22.0%	59.4%

____________

*        Less than 1%.

δ        Voting power represents combined voting power of Class A Common Stock (three votes per share) and Class B Common Stock (one-tenth of one vote per share). Excludes stock options.

(1)      Consists of: (a) 524,775 shares of Class A Common Stock (which are convertible into shares of Class B Common Stock on a one-for-one basis) held by Michael Jonas directly; and (b) 1,337,723 shares of Class B Common Stock, consisting of: (i) 1,244,659 shares held by Michael Jonas directly; and (ii) 93,064 restricted shares which are unvested.

(2)      Consists of: (a) 7,431 shares of Class B Common Stock held by Mr. Reich directly; (b) 317,730 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days; and (c) 18,677 shares of Class B Common Stock held by Mr. Reich in his account in the Company’s 401(k) plan as of October 31, 2021.

(3)      Consists of: (a) 19,332 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days, and (b) 5,370 shares of Class B Common Stock held by Mr. Tsai in his account in the Company’s 401(k) plan as of October 31, 2021.

(4)      Consists of: (a) 20,229 shares of Class B Common Stock held directly by Howard S. Jonas, of which 10,619 are fully vested restricted shares of Class B Common Stock; (b) 28,713 shares of Class B Common Stock held by the HSJ IDW-Zedge Annuity Trust; (c) 518 shares of Class B Common Stock held in a custodial account for the benefit of a child of Howard S. Jonas (of which Howard S. Jonas is the custodian); (d) 65,880 shares of Class B Common Stock owned by the Jonas Foundation; (e) 2,397 shares of Class B Common Stock owned by the Howard S. Jonas 2019 Zedge Annuity Trust; (f) 32,780 shares of Class B Common Stock owned by the Howard S. Jonas Remainder Trust; and (g) 12,217 shares of Class B Common Stock owned by Howard S. Jonas 2020 Zedge Annuity Trust.

The foregoing does not include: (a) 57,251 shares of Class B Common Stock owned by the Howard S. and Deborah Jonas Foundation, Inc., as Howard S. Jonas does not beneficially own these shares; (b) 53,333 shares of Class B Common Stock owned by 2012 Jonas Family, LLC (Howard S. Jonas is a minority equity holder of such entity); and (c) an aggregate of 373,058 shares of Class B Common Stock beneficially owned by trusts for the benefit of the children of Howard S. Jonas, as Howard S. Jonas does not exercise or share voting or investment control over these shares.

(5)      Consists of: (a) 22,521 shares of fully vested restricted shares of Class B Common Stock; and (b) 10,346 shares of Class B Common Stock owned by T5 Capital Partners LLC.

(6)      Consists of: (a) 103,323 shares of Class B Common Stock held directly by Mr. Gibber; (b) 63,316 fully vested restricted shares of Class B Common Stock; and (c) 30,000 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within 60 days.

(7)      Consists of: (a) 6,059 fully vested restricted shares of Class B Common Stock.; and (b) 94,881 shares of Class B Common Stock held by Globis Capital Partners, L.P.

(8)      Consists of shares of fully vested restricted shares of Class B Common Stock.

(9)      Consists of the shares and options set forth above with respect to the Named Executive Officers and directors (including Michael Jonas’ shares of Class A Common Stock, which are convertible into shares of Class B Common Stock on a one-for-one basis).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2021.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or awarded by the Company for performance during Fiscal 2021 and Fiscal 2020 to each of the Company’s Chief Executive Officer and its other three executive officers (the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Salary ($)(1)		Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(2)		All Other Compensation ($)		Total ($)
Jonathan Reich	2021	350,000		200,000	556,742	(4)	113,209	(5)	11,400	(6)	1.231,351
Chief Executive Officer, President and Former Chief Financial Officer(3)	2020	350,000		83,812	—		116,400	(7)	11,200	(6)	561,412
Michael Jonas	2021	—	(9)	50,000	628,373	(10)	—		—		678,373
Executive Chairman and Chairman of the Board(8)	2020	—		—	2,773	(11)	—		—		2,773
Elliot Gibber	2021	—		—	14,999	(13)	32,490	(14)	—		47,489	(15)
Former Interim Chief Executive Officer(12)	2020	—		—	60,000	(16)	—		—		60,000	(17)
Yi Tsai Chief Financial Officer(18)	2021	165,000		60,000	230,376	(19)	46,107	(20)	7,006	(6)	508,489

____________

(1)      The Company’s executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with those of the Company and its stockholders. The Named Executive Officers are awarded bonuses and/or equity awards based on certain accomplishments in respect of the relevant fiscal year. The Company does not target any specific proportion of total compensation in setting annual base salary, bonus compensation and equity awards. Cash bonuses include amounts paid in a subsequent fiscal year for services during the fiscal year in question. Executive officers are eligible for bonuses, in cash or equity, as determined by the Compensation Committee. Except as provided for in agreements that the Company may enter into with its executive officers, any bonus compensation to executive officers will be determined by our Compensation Committee based on factors it deems appropriate, including, without limitation, the achievement of specific performance targets and our financial and business performance. The Compensation Committee adopts goals and objectives for the fiscal year to be used as a guide when determining annual bonus payments to executive officers after the end of the fiscal year. Such goals may be Company-wide or targeted at specific segments, business units or corporate departments. The Compensation Committee reviews the performance of the Company relative to those goals and objectives, and the contribution of each executive officer to such performance at the end of the fiscal year and/or otherwise and considers them as some of the factors when determining the amounts of annual and/or other bonuses to be awarded to executive officers.

(2)      The amounts shown in these columns reflect the aggregate grant date fair value of restricted stock awards, deferred stock units and option awards computed in accordance with FASB ASC Topic 718. In valuing such awards, the Company made certain assumptions. For a discussion of those assumptions, please see Note 12– Stock-Based Compensation to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the Fiscal Year ended July 31, 2021. Holders of restricted shares of Class B Common Stock are entitled to receive any dividends paid on Class B Common Stock. Stock Awards include the value of stock awards made in a subsequent fiscal year for services during the fiscal year in question.

(3)      Jonathan Reich has served as Chief Executive Officer since August 5, 2020 and President from July 12, 2011, and served as Chief Operating Officer and President from July 12, 2011 until August 5, 2020 and Chief Financial Officer from March 7, 2016 until August 5, 2020.

(4)     Consists of the value of a grant of 58,000 deferred stock units (each a “DSU”). Each DSU has the right to receive one share of Class B Common Stock. Vesting of 70% of the DSUs will be on the following dates in the following amounts only if the aggregate market capitalization of the Company’s equity securities has reached or exceeded $451 million for five consecutive trading days between the grant date and the vest date: 25% on September 7, 2022, up to 58% (the prior 25% and an additional 33%) on September 7, 2023, and up to 100% on September 7, 2024. In the event the market capitalization condition has not been met prior to a vesting date, but is met by a subsequent vesting date, all DSUs eligible for vesting prior to that date shall vest. Vesting of the remaining 30% of the DSUs will be time-based as follows: 25% on September 7, 2022, 33% on September 7, 2023, and 42% on September 7, 2024.

(5)      Represents the value of: (a) an option to purchase up to 33,648 shares of Class B Common Stock granted on October 19, 2020 with an exercise price of $1.44 per share and a 10-year term with a vesting schedule as follows: 11,216 shares on each of October 19, 2021, October 19, 2022 and October 19, 2023; and (b) an amendment on October 19, 2020 of an outstanding option to purchase up to 181,616 shares of Class B Common Stock to extend the option expiration date from October 31, 2021 to May 31, 2026, resulting in the deemed cancellation of the “old” option and the grant of a replacement option; such option was originally granted on November 1, 2011, has an exercise price of $1.73 per share and is fully vested.

(6)      Represents the value of shares of Class B Common Stock given as a matching contribution to the Company’s 401(k) Plan.

(7)      Represents the value of: (a) an option to purchase up to 60,000 shares of Class B Common Stock granted on November 7, 2019 with an exercise price of $1.965 per share and a 10-year term with a vesting schedule as follows: 20,000 shares on each of November 7, 2020, November 7, 2021 and November 7, 2022; and (b) an option to purchase up to 30,000 shares of Class B Common Stock granted on January 13, 2020 with an exercise price of $1.60 per share and a 10-year term with a vesting schedule as follows: 10,000 shares on each of November 7, 2020, November 7, 2021 and November 7, 2022.

(8)      Michael Jonas has served as Executive Chairman since October 18, 2017. Michael Jonas also controls a majority of the voting power of the Company’s outstanding voting stock.

(9)      Michael Jonas’ base salary is paid in the form of restricted shares of Class B Common Stock that vest over a three-year period. Michael Jonas’ most recent grant of restricted shares as compensation for base salary was a grant of 92,593 restricted shares of Class B Common Stock on February 8, 2021 with a vesting schedule as follows: 30,865 shares on February 7, 2022 and 30,864 shares on each of February 7, 2023 and February 7, 2024.

(10)    Represents the value of: (a) a grant of 29,000 DSUs. Each DSU has the right to receive one share of Class B Common Stock. Vesting of 70% of the DSUs will be on the following dates in the following amounts only if the aggregate market capitalization of the Company’s equity securities has reached or exceeded $451 million for five consecutive trading days between the grant date and the vest date: 25% on September 7, 2022, up to 58% (the prior 25% and an additional 33%) on September 7, 2023, and up to 100% on September 7, 2024. In the event the market capitalization condition has not been met prior to a vesting date, but is met by a subsequent vesting date, all DSUs eligible for vesting prior to that date shall vest. Vesting of the remaining 30% of the DSUs will be time-based as follows: 25% on September 7, 2022, 33% on September 7, 2023, and 42% on September 7, 2024; and (b) a grant of restricted shares of 92,593 restricted shares of Class B Common Stock on February 8, 2021 with a vesting schedule as follows: 30,865 shares on February 7, 2022 and 30,864 shares on each of February 7, 2023 and February 7, 2024.

(11)    Represents the value of a grant of 1,411 restricted shares of Class B Common Stock granted on November 7, 2019 with a vesting schedule as follows: 470 shares on each of November 7, 2020 and November 7, 2021 and 471 shares on November 7, 2022.

(12)    Elliot Gibber was the Interim Chief Executive Officer from November 7, 2019 until August 5, 2020.

(13)    Represents the value of a grant of 10,619 restricted shares of Class B Common Stock granted on October 19, 2020 that vested in full upon grant.

(14)    Represents the value of an option to purchase up to 30,000 shares of Class B Common Stock granted on August 5, 2020 with an exercise price of $1.47 per share and a 10-year term that vested in full upon grant.

(15)    Does not include compensation paid by the Company to Elliot Gibber for service by Mr. Gibber as a non-employee director from August 5, 2020 to July 31, 2021. See “Fiscal 2021 Compensation for Non-Employee Directors”, above. Mr. Gibber was elected as a non-employee director on August 5, 2020, after he resigned as Interim Chief Executive Officer

(16)    Represents the value of a grant of 30,534 restricted shares of Class B Common Stock granted on November 7, 2019 with a vesting schedule as follows: 15,267 shares on each of February 7, 2020 and May 7, 2020.

(17)    Does not include compensation paid by the Company to Elliot Gibber for service by Mr. Gibber as a non-employee director from January 17, 2018 until November 7, 2019, when he was named Interim Chief Executive Officer.

(18)    Yi Tsai has served as Chief Financial Officer since August 5, 2020.

(19)    Consists of the value of a grant of 24,000 DSUs. Each DSU has the right to receive one share of Class B Common Stock. Vesting of 70% of the DSUs will be on the following dates in the following amounts only if the aggregate market capitalization of the Company’s equity securities has reached or exceeded $451 million for five consecutive trading days between the grant date and the vest date: 25% on September 7, 2022, up to 58% (the prior 25% and an additional 33%) on September 7, 2023, and up to 100% on September 7, 2024. In the event the market capitalization condition has not been met prior to a vesting date, but is met by a subsequent vesting date, all DSUs eligible for vesting prior to that date shall vest. Vesting of the remaining 30% of the DSUs will be time-based as follows: 25% on September 7, 2022, 33% on September 7, 2023, and 42% on September 7, 2024.

(20)    Represents the value of: (a) an option to purchase up to 3,000 shares of Class B Common Stock granted on October 19, 2020 with an exercise price of $1.44 per share and a 10-year term with a vesting schedule as follows: 1,000 shares on each of October 19, 2021, October 19, 2022 and October 19, 2023; and (b) an option to purchase up to 15,000 shares of Class B Common Stock granted on December 7, 2020 with an exercise price of $3.82 per share and a 10-year term with a vesting schedule as follows: 10,000 shares on each of December 7, 2021, December 7, 2022 and December 7, 2023.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all equity awards made to each of the Named Executive Officers that were outstanding at the end of Fiscal 2021.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Jonathan Reich	181,616	—	1.73	05/31/2026	—	—
	60,000	—	3.87	09/28/2026	—	—
	4,898	—	3.87	11/26/2027
	20,000	40,000	1.965	11/06/2029	—	—
	10,000	20,000	1.60	01/12/2030	—	—
	—	33,648	1.44	10/18/2030	—	—
Michael Jonas	—	—	—	—	940	14,438
	—	—	—	—	92,593	1,422,228
Elliot Gibber	30,000	—	1.47	08/04/2030	—	—
Yi Tsai	6,666	13,332	1.965	11/06/2029	—	—
	—	3,000	1.44	10/18/2030	—	—
	—	15,000	3.82	12/06/2020	—	—

____________

(1)      Market value is computed by multiplying the closing market price of one share of the Class B Common Stock on July 30, 2021, the last day that the stock was traded in Fiscal 2021 ($15.36), by the number of restricted shares of Class B Common Stock that had not vested as of July 31, 2021. Such computation does not take into consideration the impact of certain vesting conditions. Please see Note 12– Stock-Based Compensation to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the Fiscal Year ended July 31, 2021.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Certificate of Incorporation, the authorized number of members of the Board of Directors will be set by the Board of Directors from time to time. The Board of Directors has set the number of directors on the Board of Directors at six. There are currently six directors on the Board of Directors: Michael Jonas, Howard S. Jonas, Mark Ghermezian, Elliot Gibber, Paul Packer and Gregory Suess. The current terms of all of the serving directors expire at the Annual Stockholders Meeting. All of the current directors are standing for re-election at the Annual Stockholders Meeting.

The nominees to the Board of Directors are Michael Jonas, Howard S. Jonas, Mark Ghermezian, Elliot Gibber, Paul Packer and Gregory Suess, each of whom has consented to be named in this Proxy Statement and to serve if elected. Each of the nominees is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below.

Each of these director nominees is standing for election for a term of one year until the 2023 annual meeting of stockholders, or until his successor is duly elected and qualified or until his earlier resignation or removal. A majority of the votes cast at the Annual Stockholders Meeting shall elect each director. Stockholders may not vote for more than six persons, which is the number of nominees identified herein. The following pages contain biographical information and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Corporate Governance and Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Mark Ghermezian has served as a director since May 23, 2016. Mr. Ghermezian has been the Executive Strategic Advisor of American Dream since March 2021, and prior to that was its co-Chief Executive Officer. Mr. Ghermezian has been the Managing Partner of T5 Capital Partners, an investment firm focused on early-stage technologies across verticals, since January 2011. Mr. Ghermezian is also the Co-Founder of Braze, Inc. (Nasdaq: BRZE), an intelligent CRM for mobile marketers, founded in 2011. He served as Executive Chairman of Braze from January 2017 until January 2018 and served as its Chief Executive Officer from 2011 to 2016. Additionally, Mr. Ghermezian regularly speaks, writes, and presents about the future of mobile, investment strategy, and the startup landscape.

Key Attributes, Experience and Skills:

Mr. Ghermezian, a serial entrepreneur, is a well-recognized leader in the world of marketing automation and he brings to the Board of Directors extensive knowledge of the mobile apps eco-system. Besides his industry-specific experience, his work on the investment side, both as a fund manager and writer and speaker, will benefit the Company.

Elliot Gibber has served as a director since August 5, 2020 and was also a director from January 17, 2018 until November 7, 2019. Mr. Gibber served as the Interim Chief Executive Officer from November 7, 2019 to August 5, 2020. Mr. Gibber is President and Chief Executive Officer of Deb El Food Products, a significant company in the egg products business in the United States and worldwide. Mr. Gibber was also Chairman of the United Egg Association, keeping in constant communication with its membership and pushing initiatives that were good for the U.S. egg products industry. He has lent his egg product expertise to the American Egg Board as a Board Director and as a member of the Food Technology Advisory Council. Over the last ten years, Mr. Gibber has become an active investor in the real estate, high tech and medical technologies markets. Mr. Gibber is also actively involved in numerous non-profit organizations and serves on the Board of Trustees of the OU, Yeshiva University, RIETS and Albert Einstein School of Medicine. In 2008, Elliot was awarded with an Honorary Doctorate degree from Yeshiva University.

Key Attributes, Experience and Skills:

Mr. Gibber’s has led his company to significant growth, and has assisted many other companies grow and accelerate their growth. This experience will enable Mr. Gibber to assist the Company to continue its growth.

Howard S. Jonas has been the Vice-Chairman of our Board of Directors since November 14, 2016. He was our Chairman of the Board from June 2, 2016 until November 14, 2016 and has been a member of our Board of Directors since May 23, 2016. Mr. Jonas founded IDT Corporation (“IDT”) in August 1990 and has served as its Chairman of the Board of Directors since its inception. Howard Jonas served as Chief Executive Officer of IDT from October 2009 through December 2013 and from December 1991 until July 2001. Mr. Jonas is also the founder and has been President of Jonas Media Group (formerly Jonas Publishing) since its inception in 1979. From January 2014 until November 2017, Mr. Jonas served as the Chief Executive Officer of Genie Energy Ltd, a former subsidiary of IDT that was spun off to stockholders in October 2011, and has served as Chairman of the Board of Directors of Genie Energy since the spin-off. Howard Jonas also serves as the Chairman of the Board and, until April 2020, the Chief Executive Officer of IDW Media Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in September 2009. Mr. Jonas also has served as the Chairman of the Board of Rafael Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in March 2018, since the spin-off, and also as the Chief Executive Officer until May 2021. Howard Jonas received a B.A. in Economics from Harvard University.

Key Attributes, Experience and Skills:

As Chairman of the Board of each of IDT Corporation, Genie Energy, Rafael Holdings and IDW Media Holdings, Howard S. Jonas brings to the Board of Directors extensive and detailed knowledge of all aspects of the Company. He has extensive knowledge of the industry in which the Company operates. In addition, having Howard S. Jonas on the Board of Directors and as Vice-Chairman provides the Company with effective leadership.

Michael Jonas has been our Executive Chairman since October 2017. He also served as our Interim Chief Executive Officer from August 2019 until November 7, 2019. Michael Jonas has been the Chairman of our Board of Directors since November 2016 and a member of our Board of Directors since May 2016. He also served as Executive Vice President of Genie Energy from May 2014 until November 2018, and Director of Global Exploration and Business Development of Genie Energy from August 2014 until November 2018, and Chief Executive Officer of Genie Oil Development from May 2015 until November 2019. From November 2005 through December 2011, Michael Jonas served IDT Corporation in various positions such as analyst, vice president and manager of international business. Michael Jonas is a founding member of the Mongolian Oil Shale Association. Michael Jonas is our controlling stockholder, and the son of Howard S. Jonas, Vice-Chairman of our Board of Directors.

Key Attributes, Experience and Skills:

Michael Jonas has served as an executive officer of growing businesses and has managed development efforts for larger organizations. His experience in overseeing operations in growth mode will bring hands-on experience to the Board of Directors and guidance to management in executing the Company’s growth plan.

Paul Packer has served as a director since April 1, 2020. Mr. Packer founded Globis Capital Advisors LLC (“Globis”), an investment advisory, in 2001. Globis invests in startups, micro and small-cap companies with a focus on hi-tech. Mr. Packer was appointed and designated as Chairman of The United States Commission for the Preservation of America’s Heritage Abroad by President Donald J. Trump in 2017 and reappointed to that position in 2019. Mr. Packer also serves as a director on the board of Elementor Ltd., a privately held company that offers an intuitive, front-end site builder for WordPress and had served as a director on the board of Wakingapp Ltd. prior to its sale to Scope AR in 2019. Mr. Packer previously served on the board of directors of Penguin Digital before it was acquired by Shutterfly.

Key Attributes, Experience and Skills:

Mr. Packer’s significant experience as an investor and fund manager provides the Board with valuable insight into and perspectives on international financial, investment management and market matters. During his nearly 20 years of experience with Globis, he has developed a deep understanding of capital structure, strategic planning, mergers and acquisitions and wide-ranging management expertise. Mr. Packer understands the concerns and interests of institutional investors and provides input to the Board of Directors and management from that perspective.

Gregory Suess has served as a director since August 5, 2020. Mr. Suess is a founding partner of Activist Artists Management, LLC (“Activist.co”), a full-service management and consulting company. Prior to Activist, Mr. Suess co-founded ROAR, which was one of Hollywood’s leading entertainment management companies while under his leadership. He is a Partner at Glaser, Weil, Fink, Howard, Avchen & Shapiro, LLP (www.glaserweil.com), one of the country’s premier full-service law firms. Mr. Suess holds a Bachelor of Science from the University of Southern California (Lloyd Greif Center for Entrepreneurial Studies), and holds a JD/MBA from Pepperdine University.

Key Attributes, Experience and Skills:

Mr. Suess brings extensive state and federal legal expertise from his experience as a practicing attorney representing diverse clients. His business experience in the entertainment industry provides the Board of Directors with valuable perspectives on business opportunities in the entertainment industry as the Company seeks to expand beyond phone personalization.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Executive Officers, Directors, Director Nominees and Named Executive Officers

The executive officers, directors, director nominees and Named Executive Officers of the Company are as follows:

Name	Age	Position
Jonathan Reich	55	Chief Executive Officer, President and Named Executive Officer
Yi Tsai	65	Chief Financial Officer and Named Executive Officer
Michael Jonas	38	Executive Chairman, Chairman of the Board, Director, Director Nominee and Named Executive Officer
Howard S. Jonas	65	Vice-Chairman of the Board, Director and Director Nominee
Mark Ghermezian	39	Director and Director Nominee
Elliot Gibber	70	Former Interim Chief Executive Officer, Director, Director Nominee and Named Executive Officer
Paul Packer	50	Director and Director Nominee
Gregory Suess	49	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers and Named Executive Officers except for Elliot Gibber, whose information is set forth above in Proposal No. 1:

Jonathan Reich has served as our Chief Executive Officer since August 5, 2020 and as our President since July 12, 2011. Mr. Reich also served as our Chief Operating Officer from July 12, 2011 to August 5, 2020 and as our Chief Financial Officer from March 7, 2016 to August 5, 2020. From 2007 to 2014, Mr. Reich served as President of Fabrix Systems, Inc. and, from 1999 to 2007, he served in various positions at Net2Phone, Inc., culminating with him serving as Chief Executive Officer of Net2Phone Global Services. Mr. Reich has been a director at the non-profit organization, Hand-in-Hand, since 2005. Mr. Reich received a B.S. and M.S. in Operations Research from Columbia University’s School of Engineering and Applied Science in 1989 and 1993, respectively.

Yi Tsai has served as our Chief Financial Officer and Treasurer since August 5, 2020. Mr. Tsai served as our Controller from August 2017 to August 2020. Previously, Mr. Tsai served as Chief Financial Officer of Peerless Systems Corporation, a NASDAQ-listed company, from November 2012 until its sale to a financial buyer in February 2015. Mr. Tsai began his career in public accounting and held positions of increasing responsibility with various financial institutions and multinational corporations. Mr. Tsai is a CPA and holds a BS in Accounting from National Taipei University and an MBA in Finance from Case Western Reserve University’s Weatherhead School of Management.

Relationships among Directors or Executive Officers

Howard S. Jonas and Michael Jonas are father and son. There are no other familial relationships among any of the directors or executive officers of the Company.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S
2016 STOCK OPTION AND INCENTIVE PLAN

The Company’s stockholders are being asked to approve an amendment to the Company’s 2016 Stock Option and Incentive Plan (the “2016 Plan”) that will: (a) increase the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 325,000; and (b) change the automatic grant to independent, non-employee directors to the number of fully vested restricted shares of the Company’s Class B common stock with a value of $30,000, to be paid in arrears on each January 5th (or the next business day if the applicable day is not a business day). The Compensation Committee approved the proposed amendments to the 2016 Plan on October 20, 2021, and the Board of Directors adopted the proposed amendment to the 2016 Plan on October 20, 2021, subject to stockholder approval at the Annual Stockholders Meeting.

The proposed amendment has been approved by the Compensation Committee and the Board of Directors, and is being submitted for a stockholder vote in order to enable the Company to grant, among other equity grants permitted pursuant to the 2016 Plan, options which are incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and because such approval may be required or advisable in connection with (i) the provisions set forth in Rule 16b-3 promulgated under the Exchange Act and (ii) the rules and regulations applicable to NYSE American-listed companies.

The following description of the 2016 Plan, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the 2016 Plan, as proposed to be amended. A copy of the 2016 Plan, as proposed to be amended by this Proposal, is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

DESCRIPTION OF THE 2016 PLAN

Pursuant to the 2016 Plan, officers, employees, directors and consultants of the Company and its subsidiaries are eligible to receive awards of stock options and restricted stock. Options granted under the 2016 Plan may be ISOs or non-qualified stock options (“NQSOs”). Restricted stock may be granted in addition to or in lieu of any other award made under the 2016 Plan.

The maximum number of shares reserved for the grant of awards under the 2016 Plan is 1,846,000 shares of Class B Common Stock. Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee administers the 2016 Plan. Subject to the provisions of the 2016 Plan, the Compensation Committee determines the type of awards, when and to whom awards will be granted, the number and class of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Compensation Committee may interpret the 2016 Plan and may at any time adopt such rules and regulations for the 2016 Plan as it deems advisable, including the delegation of certain of its authority. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the “Fair Market Value” (as defined in the 2016 Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to “Ten Percent Stockholders” of the Company (as defined in the 2016 Plan). The Compensation Committee may provide for the payment of the option price in cash, by delivery of Class B Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the 2016 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine, subject to acceleration of the exercisability of options in the event of, among other things, a “Change in Control,” a “Corporate Transaction” or a “Related Entity Disposition” (in each case, as defined in the 2016 Plan).

On each January 5th (or the next business day if the applicable day is not a business day) each of the Company’s independent, non-employee directors (as defined in the 2016 Plan) who is determined to be independent shall automatically be awarded $30,000, payable in fully vested restricted shares of Class B Common Stock based on the average closing prices of the Class B Common Stock on the NYSE American for the month preceding the date of grant as compensation for his or her service for the prior twelve months. New non-employee directors who are determined to be independent will receive a pro-rata amount (based on the number of quarters of service for such calendar year since their election to the Board) of such annual grant on their first January 5th as an independent, non-employee director. Such awards of restricted shares of Class B Common Stock shall vest in full immediately upon grant.

The 2016 Plan provides for the granting of restricted stock awards, which are awards of shares of Class B Common Stock that may not be disposed of, except by will or the laws of descent and distribution, for such period as the Compensation Committee determines (the “restricted period”). The Compensation Committee may also impose such other conditions and restrictions, if any, on the shares as it deems appropriate, including the satisfaction of performance criteria. All restrictions affecting the awarded shares lapse in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

During the restricted period for a restricted stock award, the grantee will be entitled to receive dividends with respect to, and to vote, the shares of restricted stock awarded to him or her. If, during the restricted period, the grantee’s service with the Company terminates, any shares remaining subject to restrictions will be forfeited. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the 2016 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

No awards may be granted under the 2016 Plan after May 23, 2026, ten years from the Board’s adoption of the 2016 Plan.

ISOs are not assignable or transferable except by the laws of descent and distribution. NQSOs may be transferred to the extent permitted by the Compensation Committee. Holders of NQSOs are permitted to transfer such NQSOs for no consideration to such holder’s “family members” (as defined in Form S-8) with the prior approval of the Compensation Committee.

The Company cannot now determine the number of options or other awards to be granted in the future under the 2016 Plan to executive officers, directors, employees and consultants.

Federal Income Tax Consequences of Awards Granted under the 2016 Plan

The Company believes that, under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 2016 Plan:

Incentive Stock Options.    ISOs granted under the 2016 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal “alternative minimum tax,” which depends on the participant’s particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

Further, if after exercising an ISO, a participant disposes of Class B Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of Class B Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period — thereby making a “disqualifying disposition” — the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

A participant who exercises an ISO by delivering shares of Class B Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of such Class B Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class B Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options.    Non-qualified stock options granted under the 2016 Plan are options that do not qualify as ISOs. A participant who receives an NQSO will not recognize any taxable income upon the grant of such NQSO. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of (i) the fair market value of the shares of Class B Common Stock at the time of exercise over (ii) the exercise price.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NQSO will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a NQSO, the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NQSO, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If a participant exercises an NQSO by delivering shares of Class B Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Other Awards.    With respect to other awards under the 2016 Plan that are settled either in cash or in shares of Class B Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of Class B Common Stock received.

With respect to restricted stock awards under the 2016 Plan that are restricted to transferability and subject to a substantial risk of forfeiture — absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”) — a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of Class B Common Stock as of that date over the price paid for such award, if any.

The ordinary income recognized with respect to the receipt of cash, shares of Class B Common Stock or other property under the 2016 Plan will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying withholding tax liabilities that arise with respect to the delivery of cash or property (or vesting thereof), the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that would otherwise be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control.    In general, if the total amount of payments to a participant that are contingent upon a “change in control” of the Company (as defined in Section 280G of the Code), including awards under the 2016 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such participant’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation.    With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or the disqualifying disposition of stock purchased pursuant to an ISO).

EQUITY COMPENSATION PLAN INFORMATION

Employee Stock Incentive Program

The Company adopted the 2016 Plan, pursuant to which, among other things, options to purchase shares of Class B Common Stock and restricted shares of Class B Common Stock may be awarded. As fully described in Proposal No. 2, the Company is asking the stockholders to vote on an amendment to the 2016 Plan that (a) increases the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 325,000; and (b) changes the automatic grant to independent, non-employee directors to the number of fully vested restricted shares of the Company’s Class B common stock with a value of $30,000, to be paid in arrears on each January 5th (or the next business day if the applicable day is not a business day). The Company anticipates awarding options to purchase shares of Class B Common Stock, deferred stock units and restricted shares of Class B Common Stock to employees, officers, directors and consultants under the 2016 Plan, including, potentially, as base compensation for the Executive Chairman or others.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart provides aggregate information regarding grants under all equity compensation plans of the Company as of July 31, 2021.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options(1)	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	843,179	$2.72	211,774
Equity compensation plans not approved by security holders	—	—	—
Total	843,179	$2.72	211,774

____________

(1)      Reflects all outstanding options exercisable for shares of Class B Common Stock as of July 31, 2021.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
APPROVAL OF AMENDMENT TO THE 2016 PLAN AS DESCRIBED ABOVE.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, the Company asking its stockholders to cast an advisory vote on the compensation of the “Named Executive Officers” identified in the Fiscal 2021 Summary Compensation Table in the “Executive Compensation” section of this Proxy Statement. This vote is advisory and not binding on the Company; however, it will provide feedback concerning its executive compensation program.

The Compensation Committee believes that the Company’s executive compensation program implements and achieves the goals of its executive compensation philosophy. That philosophy, which is set by the Compensation Committee, is designed to attract and retain qualified and motivated personnel and align their interests with the short-term and long-term goals of the Company and with the best interests of its stockholders. The Company’s compensation philosophy is to provide compensation to attract the individuals necessary for its current needs and growth initiatives and provide them with the proper incentives to motivate those individuals to achieve its long-term plans.

The three broad components of the Company’s executive officer compensation are base salary, annual cash incentive bonuses awards, and long-term equity-based incentive awards. The Compensation Committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers in the context of the Company’s overall compensation policy. Additionally, the Compensation Committee, in conjunction with our Board of Directors, reviews the relationship of executive compensation to corporate performance generally and with respect to specific enumerated goals that are established by the Compensation Committee early in each fiscal year. The Compensation Committee believes that the Company’s current compensation plans are competitive and reasonable.

The compensation of the Named Executive Officers was set by the Company’s Compensation Committee of the Board of Directors of the Company after discussions with management about the recommended levels and components of compensation for each of the individuals.

Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement. The Compensation Committee and the Board of Directors believe that the information provided in that section demonstrates that the Company’s executive compensation program aligns our executives’ compensation with the Company’s short-term and long-term performance and provides the compensation and incentives needed to attract, motivate and retain key executives who are crucial to the Company’s long-term success. Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Stockholders Meeting:

“RESOLVED, that the stockholders of Zedge, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, the compensation tables and narrative disclosures.”

Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the results of the vote. The Compensation Committee will consider stockholders’ concerns and take them into account in future determinations concerning the Company’s executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL,
ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE RESOLUTION.

PROPOSAL NO. 4

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY
VOTES ON EXECUTIVE COMPENSATION

In addition to seeking a stockholders’ advisory vote on the compensation of the Named Executive Officers, the Company is asking its stockholders to express a preference as to how frequently future advisory votes on executive compensation should take place. As required by Section 14A of the Securities Exchange Act of 1934, the Company is giving stockholders the opportunity to express a preference to cast such advisory votes annually, every two years or every three years; stockholders also have the option to abstain from voting on this matter. For the reasons discussed below, the Board of Directors recommends that advisory votes on executive compensation take place every three years.

The Board believes that a vote every three years provides adequate assurance that the Board of Directors and the Compensation Committee remain accountable for executive compensation decisions on a frequent basis.

Accordingly, the Company’s Board believes that an advisory vote every three years is preferable, as it would foster a long-term approach to evaluating the Company’s executive compensation program while maintaining accountability for executive compensation decisions. If a plurality of the votes cast on this matter at the Annual Stockholders Meeting is cast in favor of advisory votes on executive compensation every three years, the Company would adopt this approach. On this basis, the next advisory vote on executive compensation, would take place at the Company’s 2025 annual meeting of stockholders.

Although the frequency vote is non-binding, the Compensation Committee and the Board will review the results of the vote. The Board and the Compensation Committee will consider stockholders’ views and take them into account in determining the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS SELECT “THREE YEARS” ON THE PROPOSAL CONCERNING THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C. (“MHM”) is the Company’s independent registered public accounting firm and has served the Company as its independent registered public accounting firm since February 7, 2018. MHM was the Company’s independent registered public accounting firm for Fiscal 2018 through Fiscal 2021. The Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders

The Company is not asking stockholders to ratify at the Annual Stockholders Meeting the appointment of MHM or any other firm as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2022.

We expect that representatives for MHM will be present at the Annual Stockholders Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as they may desire.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by MHM for Fiscal 2021 and Fiscal 2020.

Fiscal Year Ended July 31	2021	2020
Audit Fees(1)	$115,505	$109,000
Audit-Related Fees(2)		$2,500
Tax Fees
All Other Fees(3)	23,256	$4,800
Total	$138,771	$116,300

____________

(1)      Audit Fees consist of fees for the audit of the Company’s financial statements included in the Company’s Form 10-K and reviews of financial statements included in the Company’s Form 10-Qs.

(2)      For Fiscal 2020, Audit-Related Fees consist of fees for assistance in the implementation of ASC 842.

(3)      For Fiscal 2021, All Other Fees consist of fees related to the Company’s Forms S-3 and S-8 filed with the Securities and Exchange Commission in Fiscal 2021. For Fiscal 2020, All Other Fees consist of fees related to the Company’s Form S-3 filed with the Securities and Exchange Commission in Fiscal 2020.

The Audit Committee concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of MHM. Substantially all of MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s function is more fully described in its charter, which can be found at the Corporate Governance section of the Company’s web site, http://investor.zedge.net/ZDGE/corporate_governance. The Committee reviews the charter on an annual basis. The Board of Directors annually reviews the NYSE American listing standards’ definition of independence for Audit Committee members and has determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that Gregory Suess qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to assure compliance with accounting standards, applicable laws, and regulations.

The Company’s independent registered public accounting firm for Fiscal 2021, Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C., is responsible for performing independent audits of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. In accordance with law, the Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company’s independent audit firm, and evaluates its independence. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the Company’s management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the year includes reviewing the Company’s financial statements, internal control over financial reporting, and audit and other matters. The Audit Committee meets each quarter with Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C., and the Company’s management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings news releases and/or filings. The Company’s management’s and the independent audit firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent audit firm. The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures. The Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent audit firm can be retained to perform non-audit services. In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C. Pre-approval includes audit services, audit-related services, tax services, and other services.

The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended July 31, 2021, as well as the effectiveness of the Company’s internal controls over financial reporting as of July 31, 2021. Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C., has provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C., and management that firm’s independence. The Committee has also reviewed and discussed with Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C., the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Gregory Suess, Chairman
Elliot Gibber
Paul Packer

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

OTHER INFORMATION

Submission of Proposals for the 2023 Annual Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with its 2023 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 1178 Broadway, 3rd Floor #1450, New York, New York 10001, which proposals must be received at such address no later than August 5, 2022. In addition, any stockholder proposal submitted with respect to the Company’s 2023 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and, therefore, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after October 22, 2022.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021 may be obtained by contacting Zedge Investor Relations, by phone at (330) 577-3424, or by mail addressed to Zedge Investor Relations at 1178 Broadway, 3rd Floor #1450, New York, New York 10001.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Stockholders Meeting. If any other business is properly brought before the Annual Stockholders Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
November 24, 2020

Joyce J. Mason
Corporate Secretary

Exhibit A

ZEDGE, INC.
AMENDED AND RESTATED
2016 STOCK OPTION AND INCENTIVE PLAN
Adopted as of May 23, 2016

(Amended and Restated effective October 20, 2021)

1.      Purpose; Types of Awards; Construction.

The purpose of the Zedge, Inc. 2016 Stock Option and Incentive Plan (the “Plan”) is to provide incentives to executive officers, employees, directors and consultants of Zedge, Inc. (the “Company”), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as executive officers, employees, directors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended, and shall be interpreted in a manner consistent with the requirements thereof.

2.      Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)     “Agreement” shall mean a written agreement entered into between the Company and a Grantee in connection with an award under the Plan.

(b)     “Board” shall mean the Board of Directors of the Company.

(c)     “Change in Control” means a change in ownership or control of the Company effected through either of the following:

(i)         any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Class B Common Stock, or (D) any person who, as of October 30, 2020, owned more than 25% of the combined voting power of the Company’s then outstanding voting securities, or affiliates or family members thereof), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii)        during any period of not more than two consecutive years, not including any period prior to the initial adoption of this Plan by the Board, individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

(d)     “Class B Common Stock” shall mean shares of Class B Common Stock, par value $.01 per share, of the Company.

(e)     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)      “Committee” shall mean the Compensation Committee of the Board or such other committee as the Board may designate from time to time to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

(g)     “Company” shall mean Zedge, Inc., a corporation incorporated under the laws of the State of Delaware, or any successor corporation.

(h)     “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of officer, employee, director or consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity or any successor in any capacity of officer, employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of officer, employee, director or consultant (except as otherwise provided in the applicable Agreement). An approved leave of absence shall include sick leave, short-term disability, maternity leave, military leave (including without limitation service in the National Guard or the Army Reserves) and any other personal leave approved by the Company or the Committee. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(i)      “Corporate Transaction” means any of the following transactions:

(i)         a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

(j)      “Disability” shall mean cause for termination of a Grantee’s employment or service due to a determination that the Grantee is disabled in accordance with a long-term disability insurance program maintained by the Company or a total and permanent disability as defined in Code Section 22 (e) (3).

(k)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(l)      “Fair Market Value” per share as of a particular date shall mean (i) the closing sale price per share of Class B Common Stock on the national securities exchange on which the Class B Common Stock is principally traded for the last preceding date on which there was a sale of Class B Common Stock on such exchange, or (ii) if the shares of Class B Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Class B Common Stock in such over-the-counter market for the last preceding date on which there was a sale of Class B Common Stock in such market, or (iii) if the shares of Class B Common Stock are not then readily tradable on an established securities market, such value as the Committee, in its sole discretion, shall determine, provided however that such determination (A) with respect to Nonqualified Stock Options, shall be in good faith using a “reasonable application of a reasonable valuation method” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iv)(B), and (B) with respect to Incentive Stock Options, shall be in a manner that satisfies the applicable requirements of Code Section 422.

(m)    “Grantee” shall mean a person who receives a grant of Options or Restricted Stock under the Plan.

(n)     “Incentive Stock Option” shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

(o)     “Insider” shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

(p)     “Insider Trading Policy” shall mean the Insider Trading Policy of the Company, as may be amended from time to time.

(q)     “Non-Employee Director” means an independent member of the Board, as determined by the Board, who is not an employee of the Company or any Subsidiary.

(r)      “Non-Employee Director Annual Grant” shall mean an award of a number of shares of Restricted Stock with a value of $30,000 based on the average closing prices of the Class B common stock on the NYSE American for the calendar month preceding the date of grant.

(s)      “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day).

(t)      “Nonqualified Stock Option” shall mean any option not designated as an Incentive Stock Option.

(u)     “Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of Class B Common Stock.

(v)     “Option Agreement” shall have the meaning set forth in Section 6 of the Plan.

(w)    “Option Price” shall mean the exercise price of the shares of Class B Common Stock covered by an Option.

(x)     “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an award under the Plan, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(y)     “Related Entity” means any Parent, Subsidiary or any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly. The term “substantial ownership interest” means the possession, directly or indirectly, of the power to direct the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(z)     “Restricted Period” shall have the meaning set forth in Section 9(b) of the Plan.

(aa)    “Restricted Stock” means shares of Class B Common Stock issued under the Plan to a Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of refusal, repurchase provisions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(bb)   “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interest in any Related Entity effected by a sale, merger or consolidation or other transaction involving such Related Entity or the sale of all or substantially all of the assets of such Related Entity.

(cc)    “Retirement” shall mean a Grantee’s retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its affiliates in which the Grantee participates.

(dd)   “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated under the Exchange Act, including any successor to such Rule.

(ee)    “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(ff)     “Tax Event” shall have the meaning set forth in Section 15 of the Plan.

(gg)   “Ten Percent Stockholder” shall mean a Grantee who at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total number of shares or of the combined voting power, in each case, of all classes of stock of the Company or any Parent.

3.      Administration.

(a)     The Plan shall be administered by the Committee.

(b)     The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options and Restricted Stock; to determine which options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Class B Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan and any award under the Plan; to reconcile any inconsistent terms in the Plan or any award under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c)     All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

(d)     The Committee may delegate to one or more executive officers of the Company the authority to (i) grant awards under the Plan to employees of the Company and its Subsidiaries who are not officers or directors of the Company, (ii) execute and deliver documents or take such other ministerial actions on behalf of the Committee with respect to awards and (iii) to make interpretations of the Plan. The grant of authority in this Section 3(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the Committee delegates authority to any such executive officer or executive officers of the Company pursuant to this Section 3(d), and such executive officer or executive officers grant awards pursuant to such delegated authority, references in this Plan to the “Committee” as they relate to such awards shall be deemed to refer to such executive officer or executive officers, as applicable.

4.      Eligibility.

Awards may be granted to executive officers, employees, directors and consultants of the Company or of any Subsidiary. In addition to any other awards granted to Non-Employee Directors hereunder, awards shall be granted to Non-Employee Directors pursuant to Section 10 of the Plan. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.      Stock.

(a)     The maximum number of shares of Class B Common Stock reserved for the grant of awards under the Plan shall be 1,846,000, all of which may, but need not, be issued with respect to Incentive Stock Options, subject to adjustment as provided in Section 11 of the Plan. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

(b)     If any outstanding award under the Plan should, for any reason expire, be canceled or be forfeited without having been exercised in full, the shares of Class B Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

6.      Terms and Conditions of Options.

(a)     OPTION AGREEMENT.    Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement. For purposes of interpreting this Section 6, a director’s service as a member of the Board or a consultant’s service shall be deemed to be employment with the Company.

(b)     NUMBER OF SHARES.    Each Option Agreement shall state the number of shares of Class B Common Stock to which the Option relates.

(c)     TYPE OF OPTION. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the absence of such designation, the Option will be deemed to be a Nonqualified Stock Option.

(d)     OPTION PRICE.    Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Class B Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 9 of the Plan.

(e)     MEDIUM AND TIME OF PAYMENT.    The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Class B Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Class B Common Stock including a cashless exercise procedure through a broker-dealer or otherwise; provided, however, that in the case of an Incentive Stock Option, the medium of payment shall be determined at the time of grant and set forth in the applicable Option Agreement.

(f)      TERM AND EXERCISABILITY OF OPTIONS.    Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the option unless otherwise determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(g) and 6(h) of the Plan. An Option may be exercised, as to any or all full shares of Class B Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the administrator designated by the Company, specifying the number of shares of Class B Common Stock with respect to which the Option is being exercised.

(g)     TERMINATION OF CONTINUOUS SERVICE.    Except as expressly provided for in an applicable Option Agreement or as provided in this Section 6(g) and in Section 6(h) of the Plan, an Option may not be exercised unless the Grantee is then in the employ of, or maintaining a director or consultant relationship with, or otherwise a service provider to, the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained in Continuous Service with the Company or any Subsidiary since the date of grant of the Option. In the event that the Continuous Service of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of Grantee’s termination may, unless earlier terminated in accordance with their terms, be exercised within one hundred eighty (180) days after the date of termination (or such different period as the Committee or the applicable Option Agreement shall prescribe).

(h)     DEATH, DISABILITY OR RETIREMENT OF GRANTEE.    Unless otherwise expressly provided for in an Option Agreement, if a Grantee shall die while providing Continuous Service or if the Grantee’s Continuous Service shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within three hundred sixty five (365) days after the death or Disability of the Grantee (or such different period as the applicable Option Agreement or the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the Continuous Service of a Grantee shall terminate on account of such Grantee’s Retirement, all Options of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the applicable Option Agreement or the Committee shall prescribe).

(i)      Notwithstanding anything to the contrary herein, the Committee may reprice (or undertake any program or other action that is considered to be a repricing under formal or informal guidance issued by the exchange or market on which the Company’s Class B Common Stock then trades or is quoted) any Option without the approval of the stockholders of the Company. For this purpose, “reprice” means: (i) lowering the Option Price of an Option after it is granted when its Option Price exceeds the then Fair Market Value of a share of Class B Common Stock, (ii) cancelling an Option at a time when its Option Price exceeds the then Fair Market Value of a share of, in exchange for another Option, Restricted Stock, payments in cash or any combination of another Option, Restricted Stock or payments in cash, or (iii) other action or series of actions that has the same or similar effect to the foregoing.

(j)      OTHER PROVISIONS.    The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7.      Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 of the Plan.

8.      Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 of the Plan:

(a)     LIMITATION ON VALUE OF SHARES.    To the extent that the aggregate Fair Market Value of shares of Class B Common Stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Class B Common Stock shall be determined as of the date that the Option with respect to such shares was granted.

(b)     TEN PERCENT STOCKHOLDER.    In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Class B Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.      Restricted Stock.

The Committee may award shares of Restricted Stock to any eligible executive officer, employee, director or consultant of the Company or of any Subsidiary. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)     NUMBER OF SHARES.    Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

(b)     RESTRICTIONS.    Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the shares as it deems appropriate including, but not limited to, the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. The Company may, at its option, maintain issued shares in book entry form. Certificates, if any, for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, any such certificates shall be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award.

(c)     FORFEITURE.    Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Subsection (e) of this Section 9) shall thereupon be forfeited by the Grantee and transferred to, and retired by, the Company without cost to the Company or such Subsidiary, and such shares shall become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(d)     OWNERSHIP.    During the Restricted Period, the Grantee shall possess all incidents of ownership of such shares, subject to Subsection (b) of this Section 9, including the right to receive dividends with respect to such shares and to vote such shares.

(e)     ACCELERATED LAPSE OF RESTRICTIONS.    Upon the occurrence of any of the events specified in Section 12 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any shares of Restricted Stock awarded under the Plan shall lapse as of the applicable date set forth in Section 12. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

10.    Non-Employee Director Restricted Stock.

The provisions of this Section 10 shall apply only to certain grants of Restricted Stock to Non-Employee Directors, as provided below. Except as set forth in this Section 10, the other provisions of the Plan shall apply to grants of Restricted Stock to Non-Employee Directors to the extent not inconsistent with this Section. For purposes of interpreting Section 6 of the Plan and this Section 10, a Non-Employee Director’s service as a member of the Board or the board of directors of any Subsidiary shall be deemed to be employment with the Company.

(a)      GENERAL.    Non-Employee Directors shall receive Restricted Stock in accordance with this Section 10. Restricted Stock granted pursuant to this Section 10 shall be subject to the terms of such section and shall not be subject to discretionary acceleration of vesting by the Committee. Unless determined otherwise by the Committee, Non-Employee Directors shall not receive separate and additional grants hereunder for being a Non-Employee Director of (i) the Company and a Subsidiary or (ii) more than one Subsidiary.

(b)     INITIAL GRANTS OF RESTRICTED STOCK.    A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on quarter(s) of service following the date the Non-Employee Director was appointed as a Non-Employee Director on the next Non-Employee Director Annual Grant.

(c)     ANNUAL GRANTS OF RESTRICTED STOCK.    On the Non-Employee Director Grant Date, each Non-Employee Director who attended at least 75% of the regularly scheduled meetings of the Board of Directors during the previous calendar year shall receive a Non-Employee Director Annual Grant; provided, however that a Non-Employee Director first appointed during the previous calendar year shall receive only the initial grant of restricted stock as set forth in Section 10(b). Upon departure, a Non-Employee Director shall receive a pro-rata amount (based on quarter(s) of service) on the Non-Employee Director Grant Date following his/her departure.

(d)     VESTING OF RESTRICTED STOCK.    Restricted Stock granted under this Section 10 shall be fully vested upon grant.

11.    Effect of Certain Changes.

(a)     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.    In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the Committee shall equitably adjust (i) the maximum number of Options or shares of Restricted Stock that may be awarded to a Grantee in any calendar year (as provided in Section 5 hereof), (ii) the number of shares of Class B Common Stock available for awards under the Plan, (iii) the number and/or kind of shares covered by outstanding awards and (iv) the price per share of Options so as to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b)     CHANGE IN CLASS B COMMON STOCK.    In the event of a change in the Class B Common Stock as presently constituted that is limited to a change of all of its authorized shares of Class B Common Stock, into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Class B Common Stock within the meaning of the Plan.

12.    Corporate Transaction; Change in Control; Related Entity Disposition.

(a)     CORPORATE TRANSACTION.    In the event of a Corporate Transaction, each award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding awards of Options under the Plan shall terminate, unless otherwise determined by the Committee. However, all such awards shall not terminate if the awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

(b)     CHANGE IN CONTROL.    In the event of a Change in Control (other than a Change in Control which is also a Corporate Transaction), each award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control.

(c)     RELATED ENTITY DISPOSITION.    The Continuous Service of each Grantee (who is primarily engaged in service to a Related Entity at the time it is involved in a Related Entity Disposition) shall terminate effective upon the consummation of such Related Entity Disposition, and each outstanding award of such Grantee under the Plan shall become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company). Unless otherwise determined by the Committee, the Continuous Service of a Grantee shall not be deemed to terminate (and each outstanding award of such Grantee under the Plan shall not become fully vested and exercisable and, in the case of an award of Restricted Stock, shall not be released from any restrictions on transfer) if (i) a Related Entity Disposition involves the spin-off of a Related Entity, for so long as such Grantee continues to remain in the service of such entity that constituted the Related Entity immediately prior to the consummation of such Related Entity Disposition (“SpinCo”) in any capacity of officer, employee, director or consultant or (ii) an outstanding award is assumed by the surviving corporation (whether SpinCo or otherwise) or its parent entity in connection with a Related Entity Disposition.

(d)     SUBSTITUTE AWARDS.    The Committee may grant awards under the Plan in substitution of stock-based incentive awards held by employees, consultants or directors of another entity who become employees, consultants or directors of the Company or any Subsidiary by reason of a merger or consolidation of such entity with the Company or any Subsidiary, or the acquisition by the Company or a Subsidiary of property or equity of such entity, upon such terms and conditions as the Committee may determine, and such awards shall not count against the share limitation set forth in Section 5 of the Plan.

13.    Period During which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from May 23, 2016, the date the Board adopted the Plan.

14.    Transferability of Awards.

(a)     Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee or his or her guardian or legal representative.

(b)     Nonqualified Stock Options shall be transferable in the manner and to the extent acceptable to the Committee, as evidenced by a writing signed by the Company and the Grantee. Nonqualified Stock Options shall be transferable by a Grantee as a gift to the Grantee’s “family members” (as defined in Form S-8) under such terms and conditions as may be established by the Committee; provided that the Grantee receives no consideration for the transfer. Notwithstanding the transfer by a Grantee of a Nonqualified Stock Option, the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer (including, without limitation, the Insider Trading Policy) and the Grantee will continue to remain subject to the withholding tax requirements set forth in Section 15 hereof.

(c)     The terms of any award granted under the Plan, including the transferability of any such award, shall be binding upon the executors, administrators, heirs and successors of the Grantee.

(d)     Each Grantee who receives an award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities. By way of example, and not limitation, Restricted Stock shall remain subject to the Insider Trading Policy after the Restricted Period.

15.    Agreement by Grantee regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of an Option or the expiration of a Restricted Period (each a “Tax Event”), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Unless determined otherwise by the Committee, a Grantee shall permit, to the extent permitted or required by law, the Company to withhold federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. Unless otherwise determined by the Committee, any such above-described withholding obligation may, in the discretion of the Company, be satisfied by the withholding by the Company or delivery to the Company of Class B Common Stock.

16.    Rights as a Stockholder.

Except as provided in Section 9(d) of the Plan, a Grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of such shares to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such shares are issued, except as provided in Section 11(a) of the Plan.

17.    No Rights to Employment; Forfeiture of Gains.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue as a director of, in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee’s employment or consulting relationship. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, or a director of the Company or any Subsidiary. The Agreement for any award under the Plan may require the Grantee to pay to the Company any financial gain realized from the prior exercise, vesting or payment of the award in the event that the Grantee engages in conduct that violates any non-compete, non-solicitation or non-disclosure obligation of the Grantee under any agreement with the Company or any Subsidiary, including, without limitation, any such obligations provided in the Agreement.

18.    Beneficiary.

A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

19.    Approval; Amendment and Termination of the Plan.

(a)     APPROVAL.    The Plan initially became effective when adopted by the Board on May 23, 2016 and shall terminate on the tenth anniversary of such date (except as to awards outstanding on that date). The Plan was ratified by the Company’s stockholder on May 24, 2016. The Board amended the Plan: (A) on September 29, 2016 to, among other things, (i) increase the amount of authorized shares under the Plan to 691,000 shares of Class B Common Stock and (ii) change the vesting of the Non-Employee Director Annual Grant to immediate, which amendment was ratified by the Company’s stockholders on January 17, 2017; (B) on November 9, 2017 to (i) increase the amount of authorized shares under the Plan to 1,041,000 shares of Class B Common Stock and (ii) allow for the Non-Employee Director Annual Grant to be paid in cash, instead of Class B Common Stock, which amendments were ratified by the Company’s stockholders on January 17, 2018; (C) on October 24, 2018 to change the Non-Employee Director Annual Grant to a Non-Employee Director Bi-Annual Grant, which amendment was ratified by the Company’s stockholders on January 15, 2019; (D) on October 24, 2019 to change the Non-Employee Director Bi-Annual Grant from an award of a number of shares of Restricted Stock with a value of $15,000 to an award of a number of shares of Restricted Stock with a value of $8,750; (E) on November 7, 2019 to (i) increase the amount of authorized shares under the Plan to 1,271,000 shares of Class B Common Stock and (ii) increase the maximum number of options that a grantee can receive in a calendar year to from 60,000 to 100,000. The Company’s stockholders ratified such amendments to the Plan on January 13, 2020; (F) on November 18, 2020 to (i) increase the amount of authorized shares under the Plan to 1,521,000 shares of Class B Common Stock, (ii) remove the 100,000 maximum number of options that a grantee can receive in a calendar year, (iii) allow the Compensation Committee to reprice options without stockholder approval and (iv) conform the Plan to current tax laws. The Company’s stockholders ratified such amendments to the Plan on January 11, 2021; and (G) on October 20, 2021 to (i) increase the amount of authorized shares under the Plan to 1,846,000 shares of Class B Common Stock and (ii) change the Non-Employee Director Bi-Annual Grant to an Annual Grant of a number of shares of Restricted Stock with a value of $30,000. The Company’s stockholders ratified such amendments to the Plan on January 12, 2022.

(b)     AMENDMENT AND TERMINATION OF THE PLAN.    The Board, or the Committee if so delegated by the Board, at any time and from time to time may suspend, terminate, modify or amend the Plan; however, unless otherwise determined by the Board, or the Committee if applicable, an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 11(a) of the Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

20.    Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

21.    Section 409A of the Code.

It is the intention of the Company that no award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in this Section 21, and the Plan and the terms and conditions of all awards shall be interpreted accordingly. The terms and conditions governing any awards that the Committee determines will be subject to Section 409A of the Code shall be set forth in the applicable award Agreement and shall comply in all respects with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Grantee pursuant to an award would cause the Grantee to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Grantee for any tax, interest, or penalties that Grantee might owe as a result of the grant, holding, vesting, exercise, or payment of any award under the Plan.

ANNUAL MEETING OF STOCKHOLDERS OF
ZEDGE, INC.

January 12, 2022

Important Notice Regarding the Availability of Proxy Materials for the Zedge, Inc.
Stockholders Meeting to be Held on January 12, 2022:

The Notice of Annual Meeting of Stockholders and Proxy Statement and the 2021 Annual Report are available at:
http://investor.zedge.net/

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES,
“FOR” PROPOSALS 2 & 3 AND FOR “3 YEARS” ON PROPOSAL 4.

	FOR	AGAINST	ABSTAIN			FOR	AGAINST		ABSTAIN
1. Election of Directors: NOMINEES:				3.	To conduct an advisory vote on executive compensation.	☐	☐		☐
Mark Ghermezian	☐	☐	☐			1 YR	2 YRS	3 YRS	ABSTAIN
Elliot Gibber	☐	☐	☐	4.	Advisory vote on frequency of future advisory votes on executive compensation.	☐	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Michael Jonas	☐	☐	☐
Paul Packer	☐	☐	☐
Gregory Suess	☐	☐	☐

2. To approve an amendment to the Zedge, Inc. 2016 Stock Option and Incentive Plan that will: (a) increase the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 325,000; and (b) change the automatic grant to independent, non-employee directors to the number of fully vested restricted shares of the Company’s Class B common stock with a value of $30,000, to be paid in arrears on each January 5th.

	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

Electronic Distribution

If you would like to receive future ZEDGE, INC. proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via e-Mail and provide your e-mail address.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ZEDGE, INC.
1178 Broadway, 3rd Floor #1450, New York, New York 10001
(330) 577-3424
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 12, 2022

The undersigned appoints Michael Jonas and Joyce J. Mason, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Stockholders Meeting”) of Zedge, Inc. to be held at Insperity Conference Room, 200 Liberty St, Suite 2601, New York, New York 10281 on January 12, 2022 at 12:00 p.m., and any adjournment or postponement of the Annual Stockholders Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Stockholders Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE LISTED NOMINEES FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSALS 2 & 3 AND FOR “3 YEARS” ON PROPOSAL 4.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
ZEDGE, INC.

JANUARY 12, 2022

PROXY VOTING INSTRUCTIONS

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
Vote online until 11:59 PM EST the day before the meeting.
MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.
IN PERSON – You may vote your shares in person by attending the Annual Stockholders Meeting.	COMPANY NUMBER

GO GREEN – e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

ACCOUNT NUMBER

â Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. â

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES,
“FOR” PROPOSALS 2 & 3 AND FOR “3 YEARS” ON PROPOSAL 4.

	FOR	AGAINST	ABSTAIN			FOR	AGAINST		ABSTAIN
1. Election of Directors: NOMINEES:				3.	To conduct an advisory vote on executive compensation.	☐	☐		☐
Mark Ghermezian	☐	☐	☐			1 YR	2 YRS	3 YRS	ABSTAIN
Elliot Gibber	☐	☐	☐	4.	Advisory vote on frequency of future advisory votes on executive compensation.	☐	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Michael Jonas	☐	☐	☐
Paul Packer	☐	☐	☐
Gregory Suess	☐	☐	☐

2. To approve an amendment to the Zedge, Inc. 2016 Stock Option and Incentive Plan that will: (a) increase the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 325,000; and (b) change the automatic grant to independent, non-employee directors to the number of fully vested restricted shares of the Company’s Class B common stock with a value of $30,000, to be paid in arrears on each January 5th.

	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.		☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.